SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 5, 1997


                       THE BANK OF NEW YORK COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)


           New York                     1-652                  13-2614959
(State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)

48 Wall Street, New York, New York                            10286
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 495-1784


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ITEM 5.    OTHER EVENTS.

         On June 5, 1997, BNY Capital II, a statutory business trust formed under the laws of the State of Delaware (the "Trust") issued 16,000,000 of its 7.80% Trust Preferred Securities, Series C (Liquidation Amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement Nos. 333-15951 and 333-15951-01 through 05). The sole asset of the Trust is $412,371,150 in aggregate principal amount of the 7.80% Junior Subordinated Deferrable Interest Debentures, Series C, of the Registrant. In addition, the Registrant has guaranteed the obligations of the Trust under the Trust Preferred Securities.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibits are filed herewith:

Exhibit
Number      Description
-------     -----------
1           Pricing Agreement, dated as of June 2, 1997, among the The
            Bank of New York Company, Inc., BNY Capital II and Merrill
            Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley
            & Co. Incorporated as representatives of the several
            Underwriters named in Schedule I thereto, incorporating the Underwriting Agreement Standard Provisions
            (December 1996).

4.1 Junior Subordinated Indenture, dated as of December 25, 1996, between The Bank of New York Company, Inc. and The First National Bank of Chicago, as Trustee.

4.2 Specimen of the 7.80% Junior Subordinated Deferrable Interest Debentures, Series C, of The Bank of New York Company, Inc.

4.3 Amended and Restated Trust Agreement, dated as of June 5, 1997, among The Bank of New York Company, Inc., as Depositor, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc., as Delaware Trustee, and the
            Administrative Trustees named therein.

4.4         Specimens of the 7.80% Capital Securities, Series C, of
            BNY Capital II.

4.5 Guarantee Agreement, dated as of June 5, 1997, by and between The Bank of New York Company, Inc., as Guarantor, and The First National Bank of Chicago, as Guarantee Trustee.


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4.6         Agreement as to Expenses and Liabilities, dated as of June 5,
            1997, between The Bank of New York Company, Inc., as the holder of the Common Securities of BNY Capital II, and BNY Capital II.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE BANK OF NEW YORK COMPANY, INC.


Date: June 16, 1997                         By: /s/ Robert E. Keilman
                                                ---------------------
                                                Robert E. Keilman
                                                Comptroller


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                                  EXHIBIT INDEX


Exhibit No.    Description                                      Method of Filing
-----------    -----------                                      ----------------
1              Pricing Agreement, dated as of June 2, 1997,      Filed herewith*
               among the The Bank of New York Company, Inc.,
               BNY Capital II and Merrill Lynch, Pierce,
               Fenner & Smith Incorporated and Morgan
               Stanley & Co. Incorporated as representatives of the several Underwriters named in Schedule I thereto, incorporating the Underwriting
               Agreement Standard Provisions (December 1996).

4.1            Junior Subordinated Indenture, dated as of        Filed herewith
               December 25, 1996, between The Bank of New
               York Company, Inc. and The First National
               Bank of Chicago, as Trustee.

4.2            Specimen of the 7.80% Junior Subordinated         Filed herewith
               Deferrable Interest Debentures, Series C, of
               The Bank of New York Company, Inc.

4.3            Amended and Restated Trust Agreement, dated       Filed herewith
               as of June 5, 1997, among The Bank of New
               York Company, Inc., as Depositor, The First
               National Bank of Chicago, as Property Trustee,
               First Chicago Delaware Inc., as Delaware
               Trustee, and the Administrative Trustees named therein.

4.4            Specimens of the 7.80% Capital Securities,        Filed herewith
               Series C, of BNY Capital II.

4.5            Guarantee Agreement, dated as of June 5, 1997,    Filed herewith
               by and between The Bank of New York
               Company, Inc., as Guarantor, and The First
               National Bank of Chicago, as Guarantee
               Trustee.



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*           The Underwriting Agreement Standard Provisions (December 1996) are
            incorporated herein by reference to Exhibit No. 1 to Current Report on Form 8-K, dated December 31, 1996 and filed by Registrant on January 15, 1997.


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4.6            Agreement as to Expenses and Liabilities, dated   Filed herewith
               as of June 5, 1997, between The Bank of New
               York Company, Inc., as the holder of the Common Securities of BNY Capital II, and
               BNY Capital II.